UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2017

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company. See definition of an “emerging growth company” in Rule 12b-2 of the Exchange Act:

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 3.03 below regarding Amendment No. 2 to the Plan (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

On April 13, 2017, the Board of Directors of Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), approved an Amendment No. 2 (“Amendment No. 2”) to the Tax Benefit Preservation Plan dated May 26, 2010, as amended on April 14, 2014 (as amended, the “Plan”) between the Company and Computershare Trust Company, N.A., as rights agent. The Plan, which is designed to protect stockholder value by preserving the Company’s important tax assets, was scheduled to expire at the close of business on May 26, 2017. Amendment No. 2 extends the expiration date of the Plan to May 26, 2020 (subject to other earlier termination events as set forth in the Plan). Amendment No. 2 to the Plan also decreases the Purchase Price (as defined in the Plan) from $75.00 to $73.00. The original Plan was approved by the Company’s stockholders at its 2011 Annual Meeting of Stockholders and Amendment No. 1 thereto was approved by the Company's stockholders at the Company's 2014 Annual Meeting of Stockholders. The Company intends to submit the Plan, as amended, for approval by the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders. If stockholder approval of the Plan, as amended, is not obtained at the Company’s 2017 Annual Meeting, the Plan will terminate at the end of the calendar month in which occurs the final adjournment of the Company’s 2017 Annual Meeting.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The original Plan is described in, and included as, an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1, which is described in, and included as, an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2014 (SEC File No. 001-34761).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2017, Robert J. Mylod, Jr. notified the Company’s Board of Directors that he was resigning his position as a member of the Board of Directors of the Company. Mr. Mylod’s resignation was effective April 13, 2017.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company has approved an amendment to Section 3.02 of the Company’s Fifth Amended and Restated Bylaws and a restatement of such bylaws to incorporate that amendment (the bylaws, as so amended and restated are referred to in this Current Report on Form 8-K as the “Sixth Amended and Restated Bylaws”). The Sixth Amended and Restated Bylaws became effective April 13, 2017. Section 3.02 of the Company’s bylaws was amended to reduce the number of authorized directors on the Board of Directors from nine directors to eight directors.

The foregoing description of the amendment to the bylaws is qualified in its entirety by reference to the Sixth Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits
3.1	Sixth Amended and Restated Bylaws of Autobytel Inc.
4.1	Amendment No. 2 to Tax Benefit Preservation Plan, dated as of April 13, 2017, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2017	AUTOBYTEL INC.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document
3.1	Sixth Amended and Restated Bylaws of Autobytel Inc.
4.1	Amendment No. 2 to Tax Benefit Preservation Plan, dated as of April 13, 2017, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent.